Exhibit 10.29

SIDE LETTER AGREEMENT REGARDING MATURITY EXTENSION

April 1, 2026

Napa Square Owner NY

LLC One Napa LLC

JNK Napa Square LLC

c/o JOSS Realty Partners LLC

1345 Avenue of the Americas, 31st

Floor New York, New York 10105

Attention: Larry Botel

Re:	$22,300,000.00 loan (“Loan”) from INSURANCE STRATEGY FUNDING II, LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”) to NAPA SQUARE OWNER NY LLC, ONE NAPA LLC and JNK NAPA SQUARE LLC, each a Delaware limited liability company (individually or collectively as the context may require, “Borrower”), secured by certain properties located at 935 and 955 Franklin Street, 952 and 960 School Street, and 1401, 1425, 1455, 1463, 1465 and 1485 First Street in Napa, California.

Ladies and Gentlemen:

Reference is made to that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 4, 2016, by Borrower to First American Title Insurance Company, as trustee, for the benefit of Lender (as the same may be further amended, modified, supplemented, restated, replaced or renewed from time to time, the “Security Instrument”), that certain Guaranty made by Lawrence R. Botel, an individual, Lisa S. Karmin, an individual, and Pamela Sprayregen, an individual (collectively, “Guarantor”), and all other Loan Documents (as defined in the Security Instrument). Capitalized terms when used herein without definition shall have the meaning given such terms in the Loan Documents.

The Scheduled Maturity Date of the Loan is April 1, 2026. Borrower has requested that Lender extend the Scheduled Maturity Date of the Loan to April 15, 2026. Borrower and Lender have entered into this Side Letter Agreement Regarding Maturity Extension (this “Side Letter Agreement”) to acknowledge the foregoing.

Therefore, Borrower and Lender hereby acknowledge and agree that, notwithstanding anything in the Loan Documents to the contrary, the Scheduled Maturity Date shall be extended to April 15, 2026.

As a condition precedent to the effectiveness of this Side Letter Agreement, on or before the date hereof, Borrower shall (i) pay to Lender the Monthly Payment occurring on April 1, 2026 consisting of the interest which has accrued on the Principal Amount during the preceding Accrual Period computed by Lender based on the Applicable Interest Rate, and (ii) pay to Lender a modification fee in the amount of $55,750.00. Lender’s determination of the Monthly Payment amount described above shall be computed by Lender in good faith in accordance with the terms of the Note and this Side Letter Agreement, and shall be final, absent manifest error.

Lender and Borrower hereby acknowledge and agree that, (i) nothing herein shall serve as Lender’s waiver of any of Borrower’s obligations under the Loan Documents other than as expressly set forth herein, (ii) Lender hereby expressly reserves and may exercise at any time (subject to any applicable notice and cure periods) the right to declare an Event of Default under the Loan Documents pursuant to the terms and conditions thereof, as expressly modified hereby; (iii) this Side Letter Agreement may be executed and acknowledged in separate and multiple counterparts, all of which executed and acknowledged counterparts together constitute a single document; (iv) a PDF or other electronic form of signature (such as DocuSign) herein shall be effective as an original upon delivery; (v) this Side Letter Agreement shall be considered a Loan Document and shall be interpreted, construed, governed and enforced in the same effect as the Security Instrument pursuant to Section 9.31 of the Security Instrument, which is incorporated hereby as if fully set forth herein; (vi) this Side Letter Agreement contains the entire agreement of the parties with respect to the matters contemplated herein and supersedes all prior negotiations or agreements, written or oral; (vii) this Side Letter Agreement may not be modified except by written instrument executed by all parties hereto; and (viii) in the event the terms of this Side Letter Agreement conflict with the terms of the Loan Documents, the terms of this Side Letter shall be controlling, and except as specifically set forth herein, the Loan Documents are and remain in full force and effect.

[Signature Page Follows.]

IN WITNESS WHEREOF, Borrower, Guarantor and Lender have executed this Side Letter Agreement as of the day and year first above written.

BORROWER:

NAPA SQUARE OWNER NY LLC, a Delaware limited liability company

By:	/s/ Larry Botel
Name:	Larry Botel
Title:	Authorized Signatory

ONE NAPA LLC, a Delaware limited liability company

By:	/s/ Pamela Sprayregen
Name:	Pamela Sprayregen
Title:	Managing Member

JNK NAPA SQUARE LLC, a Delaware limited liability company

By:	/s/ Lisa Karmin
Name:	Lisa Karmin
Title:	Managing Member

LENDER:

INSURANCE STRATEGY FUNDING XXVIII, LLC, a Delaware limited liability company

By:	J.P. Morgan Investment Management, Inc., a Delaware corporation, as SPV Agent

By:	/s/ Naresh Gabani
Name:	Naresh Gabani
Title:	Executive Director

Joinder to Side Letter Agreement Regarding Maturity Extension

By execution of this Joinder to Side Letter Agreement Regarding Maturity Extension, each of the undersigned, as Guarantor of certain of the Borrower’s obligations under the Loan, hereby acknowledge and consent to the terms of the Side Letter Agreement and the amendment of the Loan Documents regarding the Scheduled Maturity Date, and hereby ratify and reaffirm such Guarantor’s obligations under that certain Guaranty made by the undersigned in connection with the Loan, as such obligations may be amended by such amendment.

GUARANTOR:

/s/ Larry Botel
Larry Botel, an individual

/s/ Lisa S. Karmin
Lisa S. Karmin, an individual

/s/ Pamela Sprayregen
Pamela Sprayregen, an individual

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